Pacer Nasdaq 100 Top 50 Cash Cows Growth Leaders ETF
Schedule of Investments
January 31, 2026 (Unaudited)

COMMON STOCKS - 100.0%	Shares	Value
Communication Services - 10.6%
Alphabet, Inc. - Class A	1,351	$456,638
Electronic Arts, Inc.	1,146	233,692
Meta Platforms, Inc. - Class A	250	179,125
Netflix, Inc. (a)	987	82,405
Trade Desk, Inc. - Class A (a)	2,348	71,215
		1,023,075

Consumer Discretionary - 3.6%
Airbnb, Inc. - Class A (a)	980	126,783
Booking Holdings, Inc.	22	110,040
MercadoLibre, Inc. (a)	53	113,833
		350,656

Consumer Staples - 1.6%
Monster Beverage Corp. (a)	1,932	156,028

Energy - 1.5%
Diamondback Energy, Inc. (b)	891	146,079

Health Care - 12.6%
Amgen, Inc. (b)	361	123,419
Biogen, Inc. (a)	1,225	220,365
DexCom, Inc. (a)	1,562	114,088
Gilead Sciences, Inc.	1,163	165,088
IDEXX Laboratories, Inc. (a)	364	244,047
Intuitive Surgical, Inc. (a)	211	106,390
Regeneron Pharmaceuticals, Inc.	197	146,066
Vertex Pharmaceuticals, Inc. (a)	215	101,029
		1,220,492

Industrials - 3.3%
Automatic Data Processing, Inc.	360	88,855
Copart, Inc. (a)(b)	1,866	75,723
Paychex, Inc. (b)	747	77,038
Verisk Analytics, Inc.	365	79,373
		320,989

Information Technology - 66.8% (c)
Adobe, Inc. (a)	297	87,095
Advanced Micro Devices, Inc. (a)	2,055	486,480
Analog Devices, Inc.	713	221,657
Apple, Inc.	707	183,452
Applied Materials, Inc.	1,272	409,991
AppLovin Corp. - Class A (a)(b)	775	366,660
Atlassian Corp. - Class A (a)	500	59,090
Autodesk, Inc. (a)	443	112,021
Broadcom, Inc.	1,239	410,481
Cadence Design System, Inc. (a)	436	129,213
Cisco Systems, Inc.	2,640	206,765
Crowdstrike Holdings, Inc. - Class A (a)	347	153,168
Datadog, Inc. - Class A (a)	1,620	209,498
Fortinet, Inc. (a)	1,071	87,030
Intuit, Inc.	190	94,795
KLA Corp.	300	428,382
Lam Research Corp.	3,011	702,948
Marvell Technology, Inc.	3,463	273,300
Microsoft Corp.	411	176,849
NVIDIA Corp.	2,175	415,708
ON Semiconductor Corp. (a)(b)	3,889	232,912
Palantir Technologies, Inc. - Class A (a)	1,950	285,851
Palo Alto Networks, Inc. (a)	729	129,011
QUALCOMM, Inc.	990	150,074
Roper Technologies, Inc.	187	69,420
Synopsys, Inc. (a)	278	129,302
Workday, Inc. - Class A (a)	479	84,127
Zscaler, Inc. (a)	816	163,208
		6,458,488
TOTAL COMMON STOCKS (Cost $8,553,744)		9,675,807

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 10.9%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.77% (d)	1,057,607	1,057,607
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,057,607)		1,057,607

TOTAL INVESTMENTS - 110.9% (Cost $9,611,351)		10,733,414
Liabilities in Excess of Other Assets - (10.9)%		(1,053,865)
TOTAL NET ASSETS - 100.0%		$9,679,549

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of January 31, 2026. The fair value of these securities was $956,322.
(c)
To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Pacer Nasdaq 100 Top 50 Cash Cows Growth Leaders ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$9,675,807	$–	$–	$9,675,807
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	1,057,607
Total Investments	$9,675,807	$–	$–	$10,733,414

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $1,057,607 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.